January 23, 2001

NCO Group, Inc.
515 Pennsylvania Avenue
Fort Washington, PA  19034
Attn: Michael J. Barrist,
      President and Chief Executive Officer

      Re: Fourth Amendment to Fifth Amended and Restated Credit Agreement
          ---------------------------------------------------------------

Dear Michael:

         Reference is made to that certain Fifth Amended and Restated Credit Agreement dated as of December 31, 1999, as amended pursuant to that certain First Amendment to the Fifth Amended and Restated Credit Agreement dated as of March 24, 2000, as further amended pursuant to that certain Second Amendment and Waiver to Fifth Amended and Restated Credit Agreement, dated as of October 26, 2000, and as further amended pursuant to that certain Third Amendment to Credit Agreement and Commitment for Subfacility Amendment to Credit Agreement, dated December 15, 2000, by and among NCO Group, Inc., Mellon Bank, N.A., as Administrative Agent, and the Lenders referred to therein (as so amended, the "Credit Agreement").

         The definition of Maturity Date in Section 10.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Maturity Date" shall mean May 20, 2004.

         In all other respects the Credit Agreement is hereby ratified and confirmed. If you are in agreement with the foregoing, please execute the enclosed copy of this letter. The foregoing amendment will become effective upon delivery to the Administrative Agent of executed counterparts to this letter by you, the Guarantors (as defined in the Credit Agreement) and each of the Lenders listed below.

                                    Very truly yours,

ADMINISTRATIVE AGENT:               MELLON BANK, N.A.,
                                    as Administrative Agent and a Lender


                                    By:_________________________________________
                                         Liam M. Brickley
                                         Vice President

         Fourth Amendment to Fifth Amended and Restated Credit Agreement


LENDERS:                                      PNC BANK, NATIONAL ASSOCIATION


                                              By:_______________________________
                                                    Name:
                                                    Title:


                                              BANK OF AMERICA


                                              By:_______________________________
                                                    Name:
                                                    Title:


                                              FIRST UNION NATIONAL BANK


                                              By:_______________________________
                                                    Name:
                                                    Title:


                                              SUNTRUST BANK, ATLANTA


                                              By:_______________________________
                                                    Name:
                                                    Title:

                                              By: ______________________________
                                                    Name:
                                                    Title:


                                              UNION BANK OF CALIFORNIA, N.A.


                                              By:_______________________________
                                                    Name:
                                                    Title:

         Fourth Amendment to Fifth Amended and Restated Credit Agreement

                                              NATIONAL CITY BANK OF PENNSYLVANIA


                                              By:_______________________________
                                                    Name:
                                                    Title:


                                              SUMMIT BANK


                                              By:_______________________________
                                                    Name:
                                                    Title:


                                              PROVIDENT BANK OF MARYLAND


                                              By:_______________________________
                                                    Name:
                                                    Title:


                                              MANUFACTURERS AND TRADERS
                                              TRUST COMPANY


                                              By:_______________________________
                                                    Name:
                                                    Title:


                                              FLEET NATIONAL BANK


                                              By:_______________________________
                                                    Name:
                                                    Title:

         Fourth Amendment to Fifth Amended and Restated Credit Agreement

                                              CITIZENS BANK OF MASSACHUSETTS


                                              By:_______________________________
                                                    Name:
                                                    Title:


                                              CHEVY CHASE BANK, F.S.B.


                                              By:_______________________________
                                                    Name:
                                                    Title:


                                              FIRSTAR BANK, N.A.


                                              By:_______________________________
                                                    Name:
                                                    Title:


                                              IBM CREDIT CORPORATION


                                              By:_______________________________
                                                    Name:
                                                    Title:


                                              BANK AUSTRIA CREDITANSTALDT
                                              CORPORATE FINANCE, INC.


                                              By:_______________________________
                                                    Name:
                                                    Title:

                                              By:_______________________________
                                                    Name:
                                                    Title:

         Fourth Amendment to Fifth Amended and Restated Credit Agreement

ACCEPTED AND AGREED TO
THIS ________DAY OF _______________, 200__

NCO GROUP, INC.


By:________________________________________
      Michael J. Barrist,
      President and Chief Executive Officer

Each of the undersigned Guarantors confirms and agrees that the Guaranty executed and delivered by it remains in full force and effect.

NCO BENEFIT SYSTEMS, INC.
NCO HOLDINGS, INC.
NCO FINANCIAL SYSTEMS INC.
NCO TELESERVICES, INC.
NCO FUNDING, INC.
FCA FUNDING, INC.
ASSETCARE, INC.
JDR HOLDINGS, INC.
JDR RECOVERY CORPORATION
INTERNATIONAL ACCOUNT SYSTEMS, INC.
COMPASS INTERNATIONAL SERVICES CORPORATION
DELIVERY VERIFICATION SERVICE, INC.
COMPASS TELESERVICES, INC.


By____________________________________________________
      Michael J. Barrist,
      as President and Chief Executive Officer of each


FINANCIAL COLLECTION AGENCIES, INC.
FCA LEASING, INC.


By:___________________________________________________
      Steven L. Winokur,
      as Treasurer of each